SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 31, 2003
                                                         -----------------


                              STORAGE ENGINE, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-21600                    22-2288911
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


One Sheila Drive, NJ                                              07724
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (732) 747-6995
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

          On December 31, 2003, Michael E. Faherty and Frank R. Triolo, each a director of Storage Engine, Inc. (the "Company") resigned from the Board of Directors of the Company. The Company intends to seek additional candidates for election to its Board of Directors.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STORAGE ENGINE, INC.



                                       By: /s/ Gregg M. Azcuy
                                           --------------------------
                                           Gregg M. Azcuy, President and
                                           Chief Executive Officer


Date:  January 5, 2003